UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 1, 2010
FEDERAL SIGNAL CORPORATION
(Exact name of Company as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6003 (Commission File Number)	36-1063330 (I.R.S. Employer Identification No.)

1415 West 22ndStreet Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Company’s telephone number, including area code)
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2010, Federal Signal Corporation (the “Company”) announced that David Janek has been appointed to the position of President of the Company’s Safety and Security Systems Group effective March 1, 2010. Most recently, Mr. Janek served as the Company’s Vice President and Corporate Controller. Previously Mr. Janek served as the Vice President of Finance for the Safety and Security Systems Group. Mr. Chad Pisha, who currently serves as the Assistant Controller, will serve as the interim Corporate Controller and Mr. William Barker, who currently serves as the Chief Financial Officer, will serve as the Chief Accounting Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: March 4, 2010	By:	/s/ William Barker
William Barker
Senior Vice President and Chief Financial Officer